UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-07326

                         Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund Annual Report — December 31, 2013
Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 4.9% compared with the increase of 10.4% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the year was 0.07%. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

In 2013, global deal volumes fell 6% to $2.4 trillion. At the onset of the year, there were still many financial, economic, and political uncertainties across the globe threatening to overshadow positive indications. Companies looking to transact continued to be helped by persistently low interest rates and high levels of corporate cash.

Geographically, cross border mergers and acquisition (“M&A”) activity totaled $737.8 billion during the year, a decrease of 18% from 2012. The United States remained a bright spot in terms of inbound deals; U.S. companies were targeted in transactions totaling $1.04 trillion, an 11% increase over last year. Larger deal sizes accounted for this increase. Companies have record cash balances and are enjoying the era of low interest rates, making borrowing relatively inexpensive and increasing the attractiveness of M&A activity.

Some select deals that closed during the year were NV Energy Inc., a public utility which generates, transmits, and distributes electric service in Nevada, which was acquired by MidAmerican Energy Holdings Company in a $10 billion merger. The deal closed on December 19, 2013 for an annualized return of 7.4%; Onyx Pharmaceuticals Inc., a San Francisco based biotechnology company was acquired by Amgen Inc. in a $125.00 cash tender offer. The tender, commenced on September 3, 2013 and was completed on October 1, for an annualized return of 14.3%; On May 29, 2013, Service Corporation International, a larger competitor, announced it would acquire Stewart Enterprises, Inc., a funeral and death care services provider, for $13.25 cash per share. The $1.4 billion merger was subject to an extended regulatory review by the FTC. The companies received the necessary approvals in December and the deal closed on December 23, 2013. The Fund earned an annualized return of 7.0% on this position.

In addition to these deals, Gannett Co. Inc. announce it was acquiring Belo Corp, a Texas based media company, for $13.75 cash per share in a $2.2 billion merger to create a larger, diversified media company. Shareholders approved the deal in September and the final regulatory approvals were received in December. The merger closed on December 23, 2013. The Fund earned an annualized return of 2.5% on this position; On October 7, 2013, Cisco announced that it had completed its acquisition of Sourcefire, a leader in intelligent cyber security solutions. With the close of this acquisition, Cisco will provide one of the industry’s most comprehensive advanced threat protection portfolios, as well as a broad set of enforcement and remediation options that are integrated, pervasive, continuous, and open.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 13, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)					Since Inception 5/14/93
	1 Year	5 Year	10 Year
AAA Shares (GABCX)	4.92%	4.42%	4.49%		6.34%
Advisor Shares (GADVX)	4.67	4.17	4.32		6.25
S&P Long-Only Merger Arbitrage Index	10.40	6.29	N/A	(b)	N/A	(b)
Lipper U.S. Treasury Money Market Fund Average	0.01	0.02	1.29		2.55	(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.07	0.12	1.68		3.05
S&P 500 Index	32.39	17.94	7.41		9.32	(c)

In the current prospectuses dated April 30, 2013, the expense ratios for Class AAA and the Advisor Class Shares, are 0.60% and 0.85%, respectively. See page 13 for the expense ratios for the year ended December 31, 2013. The Fund does not have a sales charge.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)   S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.

(c)   S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX,

AND LIPPER U.S. TREASURY MONEY MARKET AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli ABC Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,021.50	0.56%	$2.85
Advisor Class	$1,000.00	$1,020.90	0.82%	$4.18
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.38	0.56%	$2.85
Advisor Class	$1,000.00	$1,021.07	0.82%	$4.18

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	65.6%
Health Care	13.2%
Energy and Utilities	2.4%
Computer Software and Services	2.4%
Retail	2.1%
Semiconductors	2.0%
Specialty Chemicals	1.8%
Telecommunications	1.2%
Food and Beverage	1.2%
Business Services	1.2%
Wireless Communications	1.2%
Financial Services	1.0%
Cable and Satellite	0.9%
Diversified Industrial	0.8%
Consumer Products	0.5%
Building and Construction	0.5%
Metal and Mining	0.5%
Consumer Services	0.4%
Materials	0.3%

Equipment and Supplies	0.2%
Electronics	0.2%
Automotive: Parts and Accessories	0.1%
Automotive	0.1%
Entertainment	0.1%
Hotels and Gaming	0.1%
Broadcasting	0.1%
Paper and Forest Products	0.1%
Aerospace	0.0%*
Machinery	0.0%*
Communications Equipment	0.0%*
Real Estate	0.0%*
Other Assets and Liabilities (Net)	0.5%

Short Positions
Building and Construction	(0.5)%
Forward Foreign Exchange Contracts	(0.1)%
Financial Services	(0.1)%
Computer Software and Services	(0.0)%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 34.5%
	Aerospace — 0.0%
10,000	Exelis Inc.	$101,431	$190,600
6,500	Kratos Defense & Security Solutions Inc.†	59,379	49,920

		160,810	240,520

	Automotive — 0.1%
90,000	Ford Motor Co.	1,037,199	1,388,700

	Automotive: Parts and Accessories — 0.1%
23,600	Cooper Tire & Rubber Co.	573,633	567,344
8,400	Strattec Security Corp.	115,305	375,228
50,000	The Pep Boys - Manny, Moe & Jack†	585,659	607,000

		1,274,597	1,549,572

	Broadcasting — 0.1%
8,500	Cogeco Inc.	165,549	391,932
12,000	LIN Media LLC, Cl. A†	186,000	344,520
6,000	Salem Communications Corp., Cl. A	11,471	52,200

		363,020	788,652

	Building and Construction — 0.4%
145,180	Lennar Corp., Cl. B	4,586,911	4,895,470

	Business Services — 1.2%
3,000	Ascent Capital Group Inc., Cl. A†	170,404	256,680
36,000	Diebold Inc.	1,064,621	1,188,360
20,000	GrainCorp Ltd., Cl. A	162,315	151,792
510,000	Mac-Gray Corp.	10,805,597	10,827,300
8,000	The Brink’s Co.	205,312	273,120
54,000	TNT Express NV	591,829	501,296
2,000	Vitran Corp. Inc.†	12,920	12,960

		13,012,998	13,211,508

	Cable and Satellite — 0.9%
1,000	AMC Networks Inc., Cl. A†	33,167	68,110
142,000	British Sky Broadcasting Group plc	1,560,922	1,984,633
195,000	Cablevision Systems Corp., Cl. A	2,945,617	3,496,350
7,001	DIRECTV†	109,830	483,699
180,000	Sky Deutschland AG†	1,553,907	1,981,015
8,000	Time Warner Cable Inc.	1,052,922	1,084,000
96,000	Veripos Inc.	570,842	590,375
2,000	ZON OPTIMUS SGPS SA	19,660	14,858

		7,846,867	9,703,040

	Communications Equipment — 0.0%
2,000	Aastra Technologies Ltd.	63,606	83,220

Shares		Cost	Market Value
3,000	RDA Microelectronics Inc., ADR	$53,613	$53,640

		117,219	136,860

	Computer Software and Services — 2.4%
100,000	BMC Software Stub†	0	5,000
1,000	Delcam plc	33,472	34,204
50,000	Dynamics Research Corp.†	573,662	574,000
10,000	eBay Inc.†	344,922	548,900
2,000	Fidelity National Information Services Inc.	54,820	107,360
52,000	iGO Inc.†	163,480	135,200
2,400	Mentor Graphics Corp.	17,031	57,768
3,000	Micro Focus International plc	24,373	38,157
815,000	Responsys Inc.†	21,968,162	22,339,150
201,500	Stonesoft OYJ†	1,172,966	1,247,421
7,000	Unit4 NV	360,033	369,356
1,000	Xyratex Ltd.	13,254	13,290
38,000	Yahoo! Inc.†	570,609	1,536,720

		25,296,784	27,006,526

	Consumer Products — 0.5%
36,000	Avon Products Inc.	690,051	619,920
20,000	Blyth Inc.	278,703	217,600
3,500	Costa Inc.†	75,260	76,055
307,983	The Jones Group Inc.	4,583,327	4,607,426

		5,627,341	5,521,001

	Consumer Services — 0.4%
1,000	Liberty Interactive Corp., Cl. A†	17,478	29,350
202	Liberty Ventures, Cl. A†	7,698	24,763
10,000	The ADT Corp.	246,595	404,700
124,000	Valassis Communications Inc.	4,257,880	4,247,000

		4,529,651	4,705,813

	Diversified Industrial — 0.8%
60,000	Coleman Cable Inc.	1,574,466	1,573,200
12,000	Fortune Brands Home & Security Inc.	154,061	548,400
80,000	Handy & Harman Ltd.†	462,687	1,936,800
5,000	ITT Corp.	89,785	217,100
30,000	Katy Industries Inc.†	23,299	12,300
1,000	MOCON Inc.	13,496	15,800
39,000	Myers Industries Inc.	377,052	823,680
2,500	Texas Industries Inc.†	76,254	171,950
64,000	Tyco International Ltd.	1,218,173	2,626,560
264,500	Wright Investors’ Service Holdings Inc.†	661,250	529,000

		4,650,523	8,454,790

	Electronics — 0.2%
70,000	Alliance Semiconductor Corp.†	240,731	49,000

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
10,000	Anaren Inc.†	$278,375	$279,900
30,000	Emulex Corp.†	238,149	214,800
100,400	Laird plc	313,490	460,868
12,000	MoSys Inc.†	45,904	66,240
3,500	Texas Instruments Inc.	94,566	153,685
65,000	Zygo Corp.†	634,797	960,700

		1,846,012	2,185,193

	Energy and Utilities — 2.4%
1,000,000	Alvopetro Energy Ltd.†	1,071,121	1,157,920
5,000	Anadarko Petroleum Corp.	226,362	396,600
3,000	Apache Corp.	258,369	257,820
3,000	Coastal Energy Co.†	53,864	53,264
4,000	CONSOL Energy Inc.	149,600	152,160
50,000	Dart Energy Ltd.†	43,038	4,688
230,000	Dragon Oil plc	1,427,396	2,161,439
25,000	Endesa SA†	552,970	801,348
5,000	Equal Energy Ltd.	27,000	26,700
1,500	EXCO Resources Inc.	10,680	7,965
3,200	Exxon Mobil Corp.	182,544	323,840
250,000	GenOn Energy Inc., Escrow†	0	0
10,000	Great Plains Energy Inc.	137,405	242,400
437,274	Gulf Coast Ultra Deep Royalty Trust†	765,230	909,530
10,000	Halcon Resources Corp.†	86,812	38,600
15,000	Heritage Oil plc†	76,788	36,949
5,000	Hess Corp.	253,364	415,000
1,500	Kelt Exploration Ltd.†	8,025	13,274
336	LinnCo LLC	9,088	10,352
57,000	National Fuel Gas Co.	3,310,142	4,069,800
24,000	NorthWestern Corp.	579,834	1,039,680
3,000	NRG Energy Inc.	85,978	86,160
1,000	Origin Energy Ltd.	15,738	12,563
190,000	Severn Trent plc	5,123,188	5,364,476
132,000	UNS Energy Corp.	7,747,454	7,900,200
2,000	Walter Energy Inc.	37,512	33,260
100,000	Weatherford International Ltd.†	1,490,936	1,549,000
80,000	WesternZagros Resources Ltd.†	287,279	73,052

		24,017,717	27,138,040

	Entertainment — 0.1%
2,000	Discovery Communications Inc., Cl. A†	34,253	180,840
2,000	Discovery Communications Inc., Cl. C†	36,926	167,720
1,000	Scripps Networks Interactive Inc., Cl. A	80,985	86,410
25,000	Take-Two Interactive Software Inc.†	226,202	434,250

Shares		Cost	Market Value
2,700	The Madison Square Garden Co., Cl. A†	$42,261	$155,466
4,000	Vivendi SA	69,949	105,407

		490,576	1,130,093

	Equipment and Supplies — 0.2%
40,000	Commercial Solutions Inc.†	39,681	39,539
8,000	The L.S. Starrett Co., Cl. A	87,850	116,560
16,000	Timken Co.	816,894	881,120
50,000	Xylem Inc.	1,467,071	1,730,000

		2,411,496	2,767,219

	Financial Services — 1.0%
100,000	AllianceBernstein Holding LP	2,044,174	2,134,000
1,650	Argo Group International Holdings Ltd.	39,700	76,708
72,000	Blackhawk Network Holdings Inc.†	1,672,715	1,818,720
26,464	Camco Financial Corp.†	153,973	176,780
20,000	H&R Block Inc.	285,811	580,800
100,000	Hudson City Bancorp Inc.	872,584	943,000
7,000	Kinnevik Investment AB, Cl. A	199,129	325,738
60,000	KKR & Co. LP	349,003	1,460,400
1,000	Lender Processing Services Inc.	32,440	37,380
2,000	M&T Bank Corp.	168,239	232,840
300	MasterCard Inc., Cl. A	59,890	250,638
10,000	Oritani Financial Corp.	103,087	160,500
90,000	SLM Corp.	1,179,721	2,365,200
9,000	Steel Excel Inc.†	238,313	265,590
7,312	Sterling Bancorp	65,721	97,761
200	The Goldman Sachs Group Inc.	21,717	35,452
7,000	The PNC Financial Services Group Inc.	303,724	543,060

		7,789,941	11,504,567

	Food and Beverage — 1.2%
4,810	Arden Group Inc., Cl. A	607,781	608,513
14,000	Beam Inc.	634,835	952,840
40,000	Campofrio Food Group SA†	381,959	379,695
35,000	Hillshire Brands Co.	1,057,587	1,170,400
2,250,000	Parmalat SpA	8,384,436	7,664,053
5,500	Pernod Ricard SA	425,711	626,572
24,000	Post Holdings Inc.†	627,790	1,182,480
12,201	Remy Cointreau SA	580,470	1,023,716
10,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.	68,912	82,772

		12,769,481	13,691,041

	Health Care — 13.2%
559,200	Algeta ASA†	32,662,870	33,080,138
468	Allergan Inc.	27,203	51,985

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
3,000	ArthroCare Corp.†	$13,509	$120,720
200	Atrium Innovations Inc.†	4,554	4,575
1,000	Bio-Rad Laboratories Inc., Cl. A†	99,940	123,610
400,000	Celesio AG	12,649,455	12,656,486
200	Cornerstone Therapeutics Inc.†	1,901	1,898
21,000	Gentium SpA, ADR†	1,196,784	1,199,100
441,230	Given Imaging Ltd.†	13,121,458	13,272,198
3,000	Grifols SA, ADR	40,260	108,360
5,000	Health Management Associates Inc., Cl. A†	80,250	65,500
55,000	Hi-Tech Pharmacal Co. Inc.†	2,368,123	2,386,450
7,000	ICU Medical Inc.†	455,060	445,970
4,000	Illumina Inc.†	174,779	442,480
1,000	Lexicon Pharmaceuticals Inc.†	1,640	1,800
400,000	Life Technologies Corp.†	29,844,482	30,320,000
428,756	Maxygen Inc.†	9,959	12,863
500	Mead Johnson Nutrition Co.	12,000	41,880
1,000	Merck & Co. Inc.	31,789	50,050
433,000	Myrexis Inc.	419,488	76,598
270,000	NuPathe Inc.†	882,511	882,900
500	Patheon Inc.†	4,596	4,618
6,000	Patient Safety Technologies Inc.†	13,273	13,200
0	Perrigo Co. plc	31	31
2,000	Rhoen Klinikum AG	40,883	58,481
660,000	Santarus Inc.†	21,101,190	21,093,600
94,000	Shoppers Drug Mart Corp.	5,416,087	5,149,315
16,000	Smith & Nephew plc	169,191	228,125
260,000	Solta Medical Inc.†	768,298	767,000
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	98,900
1,000	UCB SA†	25,081	74,054
500,000	ViroPharma Inc.†	24,773,490	24,925,000
6,000	WuXi PharmaTech Cayman Inc., ADR†	93,994	230,280

		146,543,559	147,988,165

	Hotels and Gaming — 0.1%
4,000	Churchill Downs Inc.	170,584	358,600
1,000	Giant Interactive Group Inc., ADR	11,236	11,240
20,000	MTR Gaming Group Inc.†	105,419	103,200
8,000	Orient-Express Hotels Ltd., Cl. A†	87,810	120,880
11,317	Ryman Hospitality Properties Inc.	413,513	472,824

		788,562	1,066,744

Shares		Cost	Market Value
	Machinery — 0.0%
20,040	CNH Industrial NV†	$234,457	$227,454

	Materials — 0.3%
200,000	Zoltek Companies Inc.†	3,337,720	3,350,000

	Metals and Mining — 0.5%
100,000	Alcoa Inc.	956,116	1,063,000
1,500	Allegheny Technologies Inc.	88,962	53,445
130,000	AuRico Gold Inc.	1,064,379	475,800
20,000	Camino Minerals Corp.†	3,744	471
5,000	Chaparral Gold Corp.†	1,641	1,506
40,000	Freeport-McMoRan Copper & Gold Inc.	1,287,296	1,509,600
18,000	Gold Fields Ltd., ADR	121,319	57,600
50,000	Newmont Mining Corp.	2,003,513	1,151,500
5,000	NovaGold Resources Inc.†	10,960	12,700
9,000	Pan American Silver Corp.	174,549	105,145
100	Royal Oak Ventures Inc.†	0	1
11,000	Vulcan Materials Co.	428,239	653,620

		6,140,718	5,084,388

	Paper and Forest Products — 0.1%
150,000	Ainsworth Lumber Co. Ltd.†	572,297	588,844

	Real Estate — 0.0%
500	American Tower Corp.	7,707	39,910

	Retail — 2.1%
1,500	Aaron’s Inc.†	40,041	44,100
1,000	Casey’s General Stores Inc.	39,425	70,250
5,000	CST Brands Inc.	183,260	183,600
16,000	Denny’s Corp.†	49,560	115,040
426,631	Harris Teeter Supermarkets Inc.	21,015,274	21,054,240
29,000	Macy’s Inc.	559,036	1,548,600
4,000	Pier 1 Imports Inc.	27,590	92,320
240	Spartan Stores Inc.	4,800	5,827

		21,918,986	23,113,977

	Semiconductors — 2.0%
6,000	Lam Research Corp.†	216,412	326,700
2,000,000	LSI Corp.	21,912,020	22,040,000
2,500	LTX-Credence Corp.†	18,894	19,975
6,000	PLX Technology Inc.†	39,701	39,480

		22,187,027	22,426,155

	Specialty Chemicals — 1.8%
2,915,800	AZ Electronic Materials SA	18,865,610	19,072,347
2,000	Chemtura Corp.†	53,489	55,840
4,000	International Flavors & Fragrances Inc.	209,093	343,920
8,000	Monsanto Co.	378,169	932,400
7,500	SGL Carbon SE	238,848	296,894

		19,745,209	20,701,401

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications — 1.2%
300,000	Asia Satellite Telecommuni- cations Holdings Ltd.	$683,347	$1,125,827
10,000	BCE Inc.	298,679	432,900
25,000	Corning Inc.	323,265	445,500
130,000	Koninklijke KPN NV†	396,278	419,026
195,000	Portugal Telecom SGPS SA	1,229,458	847,709
3,926	Sprint Corp.†	23,452	42,204
170,000	Telenet Group Holding NV	7,742,366	10,144,105
4,000	Telephone & Data Systems Inc.	105,891	103,120
5,000	Verizon Communications Inc.	157,820	245,700
1,500	Ziggo NV	62,064	68,510

		11,022,620	13,874,601

	Wireless Communications — 1.2%
33,000	Blackberry Ltd.†	253,167	245,850
700,000	Leap Wireless International Inc.†	11,376,176	12,180,000
14,000	Metricom Inc.†	1,680	1
50,000	NII Holdings Inc.†	217,434	137,500
7,500	T-Mobile US Inc.	121,875	252,300
8,100	United States Cellular Corp.	308,699	338,742

		12,279,031	13,154,393

	TOTAL COMMON STOCKS	362,607,036	387,634,637

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	144,109	273,660

	RIGHTS — 0.0%
	Energy and Utilities — 0.0%
1,500	EXCO Resources Inc., expire 01/09/14†	0	240

	Health Care — 0.0%
110,600	Adolor Corp., CPR, expire 07/01/19†	0	57,512
135,000	American Medical Alert Corp.†	0	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18†	0	9,500
10,000	Cubist Pharmaceuticals Inc., CVR†	22,225	13,500
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
350,000	Sanofi, CVR, expire 12/31/20†	598,350	119,000

Shares		Cost	Market Value
69,000	Trius Therapeutics, CVR†	$0	$8,970

		620,575	209,892

	TOTAL RIGHTS	620,575	210,132

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	14,912	5

	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	61,383	129,920

	TOTAL WARRANTS	76,295	129,925

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Building and Construction — 0.1%
$500,000	Layne Christensen Co., 4.250%, 11/15/18	$500,000	$501,562

	Diversified Industrial — 0.0%
200,000	Covanta Holding Corp., 3.250%, 06/01/14	200,000	234,875

	TOTAL CONVERTIBLE CORPORATE BONDS	700,000	736,437

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	718,956	54,000

	U.S. GOVERNMENT OBLIGATIONS — 65.6%
737,142,000	U.S. Treasury Bills, 0.020% to 0.150%††, 01/09/14 to 06/26/14(a)	736,987,663	737,040,214

	TOTAL INVESTMENTS — 100.2%	$1,101,854,634	1,126,079,005

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2013

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — (0.1)%
23,400,000(b)	Deliver British Pounds in exchange for United States Dollars 38,741,134(c)	01/31/14	$(439,896)
1,750,000(b)	Deliver British Pounds in exchange for United States Dollars 2,897,307(c)	01/31/14	(7,812)
28,200,000(d)	Deliver Euros in exchange for United States Dollars 38,794,071(c)	01/31/14	(214,669)
200,000,000(e)	Deliver Norwegian Kroner in exchange for United States Dollars 32,935,233(c)	01/31/14	(545,782)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(1,208,159)

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS — 0.0%
$19,384,707	Invensys plc(f)	07/17/14	503,693

(2,361,900 Shares)

			Market Value
	SECURITIES SOLD SHORT — (0.6)%
	(Proceeds received $6,487,641)		(6,886,976)

	Other Assets and Liabilities (Net) — 0.5%		5,483,912

	NET ASSETS — 100.0%		$1,123,971,475

Shares		Proceeds
	SECURITIES SOLD SHORT — (0.6)%
	Building and Construction — (0.5)%
145,180	Lennar Corp., Cl. A	$5,396,302	$5,743,321

	Computer Software and Services — 0.0%
6,385	Schneider Electric SA	516,792	556,898

	Financial Services — (0.1)%
5,040	M&T Bank Corp.	574,547	586,757

	TOTAL SECURITIES SOLD SHORT	$6,487,641	$6,886,976

(a)

At December 31, 2013, $139,700,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short, forward foreign exchange contracts, and equity contract for difference swap agreements.

(b)	Principal amount denoted in British Pounds.
(c)	At December 31, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	Principal amount denoted in Euros.
(e)	Principal amount denoted in Norwegian Krone.
(f)	At December 31, 2013, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $1,101,854,634)	$1,126,079,005
Cash	5,488,333
Deposit at brokers (including proceeds from securities sold short of $6,487,641)	6,776,706
Receivable for Fund shares sold	6,376,873
Receivable for investments sold	728,645
Unrealized appreciation on swap contracts	503,693
Dividends and Interest receivable	397,382
Prepaid expenses	37,347

Total Assets	1,146,387,984

Liabilities:
Securities sold short, at value	6,886,976
Payable for investments purchased	12,662,840
Payable for Fund shares redeemed	936,975
Payable for investment advisory fees	446,797
Payable for distribution fees	138,491
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	1,208,159
Other accrued expenses	132,521

Total Liabilities	22,416,509

Net Assets
(applicable to 110,275,007 shares outstanding)	$1,123,971,475

Net Assets Consist of:
Paid-in capital	$1,101,536,553
Accumulated net investment income	1,376,237
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(2,062,420)
Net unrealized appreciation on investments	24,224,371
Net unrealized depreciation on securities sold short	(399,335)
Unrealized appreciation on swap contracts	503,693
Net unrealized depreciation on foreign currency translations	(1,207,624)

Net Assets	$1,123,971,475

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:

Class AAA:
Net Asset Value, offering, and redemption price per share ($446,566,087 ÷ 43,598,936 shares outstanding)	$10.24

Advisor Class:
Net Asset Value, offering, and redemption price per share ($677,405,388 ÷ 66,676,071 shares outstanding)	$10.16

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $224,838)	$8,304,302
Interest	670,128

Total Investment Income	8,974,430

Expenses:
Investment advisory fees	3,868,642
Distribution fees - Advisor Class	1,101,582
Custodian fees	124,618
Registration expenses	107,669
Directors’ fees	92,000
Shareholder services fees	84,845
Shareholder communications expenses	84,799
Accounting fees	45,000
Legal and audit fees	37,494
Dividend expense on securities sold short	24,864
Service fees for securities sold short	2,733
Miscellaneous expenses	46,388

Total Expenses	5,620,634

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(19,282)
Custodian fee credits	(503)

Total Reductions and Credits	(19,785)

Net Expenses	5,600,849

Net Investment Income	3,373,581

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	18,021,014
Net realized loss on securities sold short	(15,530)
Net realized gain on swap contracts	1,705,360
Net realized loss on foreign currency transactions	(3,171,591)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	16,539,253

Net change in unrealized appreciation/depreciation:
on investments	15,887,698
on securities sold short	(347,241)
on swap contracts	503,693
on foreign currency translations	(1,136,786)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	14,907,364

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	31,446,617

Net Increase in Net Assets Resulting from Operations	$34,820,198

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$ 3,373,581	$ 821,775
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	16,539,253	16,537,273
Net change in unrealized appreciation on investments, securities sold short, swap contracts, and foreign currency translations	14,907,364	8,615,481

Net Increase in Net Assets Resulting from Operations	34,820,198	25,974,529

Distributions to Shareholders:
Net investment income
Class AAA	(412,054)	(821,455)
Advisor Class	(289,686)	(356,677)

	(701,740)	(1,178,132)

Net realized gain
Class AAA	(6,883,973)	(6,019,469)
Advisor Class	(11,614,846)	(8,178,968)

	(18,498,819)	(14,198,437)

Return of capital
Class AAA	(317,964)	—
Class Advisor	(223,538)	—

	(541,502)	—

Total Distributions to Shareholders	(19,742,061)	(15,376,569)

Capital Share Transactions:
Class AAA	139,152,015	46,434,443
Advisor Class	366,137,467	54,427,282

Net Increase in Net Assets from Capital Share Transactions	505,289,482	100,861,725

Redemption Fees	25,341	26,949

Net Increase in Net Assets	520,392,960	111,486,634
Net Assets:
Beginning of year	603,578,515	492,091,881

End of year (including undistributed net investment income of $1,376,237 and $457,472, respectively)	$1,123,971,475	$603,578,515

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital (b)	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$9.96	$ 0.06		$0.43	$0.49	$(0.01)		$(0.19)	$(0.01)	$(0.21)	$0.00	$10.24	4.9%	$446,566	0.63%	0.58%	324%
2012	9.76	0.02		0.49	0.51	(0.04)		(0.27)	—	(0.31)	0.00	9.96	5.2	299,111	0.17	0.60	256
2011	9.86	(0.01)		0.20	0.19	(0.08)		(0.21)	—	(0.29)	0.00	9.76	1.9	247,060	(0.06)	0.62	276
2010	9.69	(0.01)		0.41	0.40	—		(0.23)	—	(0.23)	0.00	9.86	4.1	176,169	(0.07)	0.64	363
2009	9.28	(0.01)		0.57	0.56	—		(0.15)	(0.00)	(0.15)	0.00	9.69	6.0	244,255	(0.06)	0.66	472
Advisor Class
2013	$9.89	$ 0.03		$0.43	$0.46	$(0.00	)(b)	$(0.19)	$(0.00)	$(0.19)	$0.00	$10.16	4.7%	$677,405	0.29%	0.83%	324%
2012	9.69	0.01		0.47	0.48	(0.01)		(0.27)	—	(0.28)	0.00	9.89	4.9	304,468	0.14	0.85	256
2011	9.79	(0.00	)(b)	0.16	0.16	(0.05)		(0.21)	—	(0.26)	0.00	9.69	1.6	245,032	(0.05)	0.87	276
2010	9.65	(0.03)		0.40	0.37	—		(0.23)	—	(0.23)	0.00	9.79	3.8	270,772	(0.31)	0.89	363
2009	9.26	(0.03)		0.57	0.54	—		(0.15)	(0.00)	(0.15)	0.00	9.65	5.8	170,835	(0.32)	0.91	472

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc. (the “Corporation”), was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$ 25,754,105	—	$1,252,421	$ 27,006,526
Energy and Utilities	27,138,040	—	0	27,138,040
Health Care	147,975,302	—	12,863	147,988,165
Metals and Mining	5,084,387	—	1	5,084,388
Other Industries (a)	180,417,518	—	—	180,417,518
Total Common Stocks	386,369,352	—	1,265,285	387,634,637
Preferred Stocks (a)	273,660	—	—	273,660
Rights:
Energy and Utilities	240	—	—	240
Health Care	132,500	—	77,392	209,892
Total Rights	132,740	—	77,392	210,132
Warrants (a)	129,925	—	—	129,925
Convertible Corporate Bonds (a)	—	$ 736,437	—	736,437
Corporate Bonds (a)	—	54,000	—	54,000
U.S. Government Obligations	—	737,040,214	—	737,040,214
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$386,905,677	$737,830,651	$1,342,677	$1,126,079,005
LIABILITIES (Market Value):
Securities Sold Short (a)	$ (6,886,976)	—	—	$ (6,886,976)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (6,886,976)	—	—	$ (6,886,976)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
Contract for Difference Swap Agreements	—	$ 503,693	—	$503,693
LIABILITIES (Unrealized Depreciation):*
Forward Foreign Exchange Contracts	—	(1,208,159)	—	(1,208,159)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (704,466)	—	$ (704,466)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund did not have significant transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2013 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$19,384,707 (2,361,900 Shares)	Market Value Appreciation on: Invensys plc	One month LIBOR plus 90 bps plus Market Value Depreciation on: Invensys plc	7/17/14	$503,693

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2013 had an average monthly notional amount of approximately $16,314,599.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2013 had an average monthly notional amount of approximately $48,976,462.

As of December 31, 2013, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2013, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

At December 31, 2013, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$503,693	$-	$503,693

The following table presents the Fund’s derivative assets by counterparty net of amount available for offset under a master netting agreement, and net of the related collateral received by the Fund of December 31, 2013:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$503,693	$(503,693)	$-	$-

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2013, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$1,208,159	$-	$1,208,159

The following table presents the Fund’s derivative liabilities by counterparty net of amount available for offset under a master netting agreement, and net of the related collateral received by the Fund of December 31, 2013:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank & Trust Co.	$1,208,159	$(1,208,159)	$-	$-

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at December 31, 2013 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. There were no restricted securities at December 31, 2013.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, reclassification of gains on swaps, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease accumulated net investment income by $1,753,076 and decrease accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions by $1,417,388, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012*
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$10,463,064	$14,385,889
Net long term capital gains	8,737,495	2,668,515
Return of capital	541,502	—

Total distributions paid	$19,742,061	$17,054,404

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$22,434,923

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

At December 31, 2013, the temporary differences between book basis and tax basis net unrealized appreciation/depreciation on investments and securities sold short were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustment for a swap contract, and basis adjustments on investments in partnerships.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2013:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$1,102,540,816	$30,753,849	$(7,215,660)	$23,538,189
Securities sold short	6,487,641	—	(399,335)	(399,335)

		$30,753,849	$(7,614,995)	$23,138,854

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-notthreshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2013, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $19,282.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $ 9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $ 2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at an annual rate of 0.25% of the average daily

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $1,074,857,542 and $914,365,164, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $401,120 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2013, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2013, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012 amounted to $25,341 and $26,949, respectively.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	21,783,757	$223,059,319	14,888,059	$148,314,480
Shares issued upon reinvestment of distributions	699,878	7,131,764	681,187	6,771,001
Shares redeemed	(8,920,072)	(91,039,068)	(10,845,725)	(108,651,038)

Net increase	13,563,563	$139,152,015	4,723,521	$46,434,443

Advisor Class
Shares sold	50,598,342	$515,494,591	18,356,005	$181,946,104
Shares issued upon reinvestment of distributions	884,481	8,942,104	588,477	5,808,272
Shares redeemed	(15,604,684)	(158,299,228)	(13,427,661)	(133,327,094)

Net increase	35,878,139	$366,137,467	5,516,821	$54,427,282

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1993	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 78	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc. (diversified manufactoring)

Mary E. Hauck Director Age: 71	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 45	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. July 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.109 and $0.102 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $8,737,495, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2013, 34.41% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 67.93% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 88.70% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 65.57%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

FormerSenior Portfolio

Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance

Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q413AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,400 for 2012 and $24,250 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 for 2012 and $3,400 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,100 for 2012 and $33,520 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Investor Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/6/2014

* Print the name and title of each signing officer under his or her signature.